UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-2 Home Equity Mortgage Pass-Through Certificates, Series 2004-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-25              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-2
Home Equity Mortgage Pass-Through Certificates, Series 2004-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 2
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1        254,100,000.00    173,085,430.29     15,222,611.82    332,708.66   15,555,320.48    0.00       0.00      157,862,818.47
M1         28,875,000.00     28,875,000.00              0.00     63,717.50       63,717.50    0.00       0.00       28,875,000.00
M2         23,100,000.00     23,100,000.00              0.00     63,294.00       63,294.00    0.00       0.00       23,100,000.00
B1         13,200,000.00     13,200,000.00              0.00     44,968.00       44,968.00    0.00       0.00       13,200,000.00
B2          5,750,000.00      5,750,000.00              0.00     20,866.11       20,866.11    0.00       0.00        5,750,000.00
B3A         2,475,000.00      2,475,000.00              0.00     12,501.50       12,501.50    0.00       0.00        2,475,000.00
B3F         2,500,000.00      2,500,000.00              0.00     15,260.42       15,260.42    0.00       0.00        2,500,000.00
P                 100.00            100.00              0.00    100,056.40      100,056.40    0.00       0.00              100.00
AR                100.00              0.00              0.00          0.00            0.00    0.00       0.00                0.00
ARL               100.00              0.00              0.00          0.00            0.00    0.00       0.00                0.00
TOTALS    330,000,300.00    248,985,530.29     15,222,611.82    653,372.59   15,875,984.41    0.00       0.00      233,762,918.47

AIO       127,050,000.00     86,542,715.16              0.00     76,986.96       76,986.96    0.00       0.00       78,931,409.25
X1        330,000,000.00    255,962,704.83              0.00          0.00            0.00    0.00       0.00      241,729,974.64
X2                  0.00              0.00              0.00          0.00            0.00    0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      22541SEN4       681.17052456      59.90795679     1.30936112     61.21731791      621.26256777       A1      2.162500 %
M1      22541SER5     1,000.00000000       0.00000000     2.20666667      2.20666667    1,000.00000000       M1      2.482500 %
M2      22541SES3     1,000.00000000       0.00000000     2.74000000      2.74000000    1,000.00000000       M2      3.082500 %
B1      22541SET1     1,000.00000000       0.00000000     3.40666667      3.40666667    1,000.00000000       B1      3.832500 %
B2      22541SEU8     1,000.00000000       0.00000000     3.62888870      3.62888870    1,000.00000000       B2      4.082500 %
B3A     22541SFZ6     1,000.00000000       0.00000000     5.05111111      5.05111111    1,000.00000000       B3A     5.682500 %
B3F     22541SGA0     1,000.00000000       0.00000000     6.10416800      6.10416800    1,000.00000000       B3F     7.325000 %
P       22541SEV6     1,000.00000000       0.00000000     ##########      ##########    1,000.00000000       P       8.664401 %
AR      22541SEQ7         0.00000000       0.00000000     0.00000000      0.00000000        0.00000000       AR      8.664401 %
ARL     22541SFY9         0.00000000       0.00000000     0.00000000      0.00000000        0.00000000       ARL     8.664401 %
TOTALS                  754.50092103      46.12908479     1.97991514     48.10899993      708.37183624

AIO     22541SEP9       681.17052468       0.00000000     0.60595797      0.60595797      621.26256789       AIO     1.067500 %
X1      22541SEW4       775.64456009       0.00000000     0.00000000      0.00000000      732.51507467       X1      0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)                  Principal Remittance Amount                                                        14,010,821.82

                                 Scheduled Principal Payments                                                          498,479.10

                                 Principal Prepayments                                                              13,183,419.67

                                 Curtailments                                                                          284,519.12

                                 Curtailment Interest Adjustments                                                          560.68

                                 Repurchase Principal                                                                        0.00

                                 Substitution Amounts                                                                        0.00

                                 Net Liquidation Proceeds                                                               43,843.25

                                 End of Pre-Funding Period Transfer                                                          0.00

                                 Other Principal Adjustments                                                                 0.00

                                 Gross Interest                                                                      1,969,089.95

                                 Recoveries from Prior Loss Determinations                                                   0.00

                                 Reimbursements of Non-Recoverable Advances Previously Made                             14,059.65

                                 Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

Prepayment Penalties             Number of Loans with Respect to which Prepayment Penalties were Collected                     56

                                 Balance of Loans with Respect to which Prepayment Penalties were Collected          2,783,230.91

                                 Amount of Prepayment Penalties Collected                                              100,055.68

Sec. 4.06(a)(iv)                 Beginning Number of Loans Outstanding                                                      5,760

                                 Beginning Aggregate Loan Balance                                                  255,962,801.28

                                 Ending Number of Loans Outstanding                                                         5,472

                                 Ending Aggregate Loan Balance                                                     241,730,071.09

Sec. 4.06(a)(v)                  Servicing Fees (Including Credit Risk Manager Fees)                                   110,803.41

                                 Trustee Fees                                                                            2,133.02

Sec. 4.06(a)(vii)                Current Advances                                                                             N/A

                                 Aggregate Advances                                                                           N/A


Section 4.06(a)(viii)            Delinquent Mortgage Loans
                                                        Group 1
                                                                                                  Principal
                                                       Category              Number                Balance               Percentage
                                                       1 Month                   30             1,292,413.85               0.53 %
                                                       2 Month                   16               674,589.83               0.28 %
                                                       3 Month                   22             1,214,539.10               0.50 %
                                                        Total                    68             3,181,542.78               1.31 %
                                 * Delinquent Bankruptcies are included in the table above.

                                 Bankruptcies
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                            14              539,693.10                  0.22 %
                                                       * Only Current Bankruptcies are reflected in the table above.

                                 Foreclosures
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             1               61,883.28                  0.03 %

Section 4.06(a)(xi)              REO Properties
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Section 4.06(a)(xii)             Current Realized Losses                                                                221,908.37

                                 Cumulative Realized Losses - Reduced by Recoveries                                     709,089.67

Sec. 4.06 (a)(xiv)               Amount on Deposit in Pre-Funding Account                                                     0.00

Sec. 4.06 (a)(xiv)               Capitalized Interest Requirement                                                             0.00

Sec. 4.06 (a)(xiv)               Weighted Average Net Mortgage Rate                                                      8.66830 %

Sec. 4.06 (a)(xiv)               Net Excess Spread                                                                       0.88945 %

Trigger Event                    Trigger Event Occurrence (Effective May 2007)                                                  NO
                                 (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                 Rolling 3 Month Delinquency Rate                                                        0.84091 %
                                 Sr. Enhancement Percentage x 16%                                                        5.55113 %
                                                       OR
                                 (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                 Cumulative Loss % of Original Aggregate Collateral Balance                                 0.00 %
                                 Cumulative Loss Limit                                                                      8.00 %

O/C Reporting                    Targeted Overcollateralization Amount                                               12,705,011.55
                                 Ending Overcollateralization Amount                                                  7,967,152.62
                                 Ending Overcollateralization Deficiency                                              4,737,858.93
                                 Overcollateralization Release Amount                                                         0.00
                                 Monthly Excess Interest                                                              1,211,790.00
                                 Payment to Class X-1                                                                         0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.